Volkswagen Auto Lease Trust 2002-A
SERVICER CERTIFICATE
For the Annual Collection Period ended December 2003

EXHIBIT 99.3

A. SUMMARY
	Beginning Balance	Ending Balance	Note Factor

Class A-1 Notes	240,000,000.00	—	—
Class A-2 Notes	405,000,000.00	137,342,716.69	0.3391178
Class A-3 Notes	545,000,000.00	545,000,000.00	1.0000000
Class A-4 Notes	310,000,000.00	310,000,000.00	1.0000000
Certificates	130,434,783.00	130,434,783.00	1.0000000

Total	$1,630,434,783.00	$1,122,777,499.69

			Coupon Rate

Class A-1 Notes			1.3850%
Class A-2 Notes			1.7700%
Class A-3 Notes			2.3600%
Class A-4 Notes			2.7500%

Total

B. COLLECTIONS AND AVAILABLE FUNDS
Lease Payments Received
Sales Proceeds - Early Terminations
Sales Proceeds - Scheduled Terminations
Security Deposits for Terminated Accounts
Excess Wear and Tear Received
Excess Mileage Charges Received
Other Recoveries Received
Subtotal: Total Collections
Repurchase Payments
Postmaturity Term Extension
Investment Earnings on Collection Account
Total Available Funds, prior to Servicer Advances
Servicer Advance
Total Available Funds
C. DISTRIBUTIONS
Payment Date Advance Reimbursement
Servicing Fee:
Servicing Fee Shortfall from Prior Periods
Servicing Fee Due in Current Period
Servicing Fee Shortfall
Administration Fee
Administration Fee Shortfall from Prior Periods
Administration Fee Due in Current Period
Administration Fee Shortfall
Interest Paid to Noteholders
Interest Shortfall from Prior Periods Class A-1 Notes
Interest Shortfall from Prior Periods Class A-2 Notes
Interest Shortfall from Prior Periods Class A-3 Notes
Interest Shortfall from Prior Periods Class A-4 Notes
Interest Due in Current Period Class A-1 Notes
Interest Due in Current Period Class A-2 Notes
Interest Due in Current Period Class A-3 Notes
Interest Due in Current Period Class A-4 Notes
Interest Shortfall Class A-1 Notes
Interest Shortfall Class A-2 Notes
Interest Shortfall Class A-3 Notes
Interest Shortfall Class A-4 Notes
Principal Paid to Noteholders
Amount Paid to Reserve Account to Reach Specified Balance
Other Amounts paid to Trustees
Remaining Available Funds

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
	January-03	February-03	March-03
A. SUMMARY
	Principal Payment	Principal Payment	Principal Payment

Class A-1 Notes	$30,171,678.25	27,856,518.23	36,320,206.45
Class A-2 Notes	—	—	—
Class A-3 Notes	—	—	—
Class A-4 Notes	—	—	—
Certificates	—	—	—

Total	$30,171,678.25	$27,856,518.23	$36,320,206.45

	Interest Payment	Interest Payment	Interest Payment

Class A-1 Notes	184,524.09	139,720.88	125,386.54
Class A-2 Notes	597,375.00	597,375.00	597,375.00
Class A-3 Notes	1,071,833.33	1,071,833.33	1,071,833.33
Class A-4 Notes	710,416.67	710,416.67	710,416.67

Total	2,564,149.09	2,519,345.88	2,505,011.54

B. COLLECTIONS AND AVAILABLE FUNDS
Lease Payments Received	34,036,086.42	25,288,537.93	27,259,027.94
Sales Proceeds - Early Terminations	10,681,196.00	10,551,502.01	11,138,452.21
Sales Proceeds - Scheduled Terminations	274,342.58	327,339.13	1,132,117.92
Security Deposits for Terminated Accounts	31,401.00	45,300.00	39,688.00
Excess Wear and Tear Received	—	—	—
Excess Mileage Charges Received	—	—	—
Other Recoveries Received	—	—	18,875.83

Subtotal: Total Collections	45,023,026.00	36,212,679.07	39,588,161.90

Repurchase Payments	—	—	—
Postmaturity Term Extension	—	—	—
Investment Earnings on Collection Account	—	—	—

Total Available Funds, prior to Servicer Advances	45,023,026.00	36,212,679.07	39,588,161.90

Servicer Advance	—	—	485,625.30

Total Available Funds	45,023,026.00	36,212,679.07	40,073,787.20

C. DISTRIBUTIONS
Payment Date Advance Reimbursement	—	—	—
Servicing Fee:
Servicing Fee Shortfall from Prior Periods	—	—	—
Servicing Fee Due in Current Period	1,291,926.04	1,266,782.98	1,243,569.21
Servicing Fee Shortfall	—	—
Administration Fee
Administration Fee Shortfall from Prior Periods	—	—	—
Administration Fee Due in Current Period	5,000.00	5,000.00	5,000.00
Administration Fee Shortfall	—	—	—
Interest Paid to Noteholders
Interest Shortfall from Prior Periods Class A-1 Notes	—	—	—
Interest Shortfall from Prior Periods Class A-2 Notes	—	—	—
Interest Shortfall from Prior Periods Class A-3 Notes	—	—	—
Interest Shortfall from Prior Periods Class A-4 Notes	—	—	—
Interest Due in Current Period Class A-1 Notes	184,524.09	139,720.88	125,386.54
Interest Due in Current Period Class A-2 Notes	597,375.00	597,375.00	597,375.00
Interest Due in Current Period Class A-3 Notes	1,071,833.33	1,071,833.33	1,071,833.33
Interest Due in Current Period Class A-4 Notes	710,416.67	710,416.67	710,416.67
Interest Shortfall Class A-1 Notes	—	—	—
Interest Shortfall Class A-2 Notes	—	—	—
Interest Shortfall Class A-3 Notes	—	—	—
Interest Shortfall Class A-4 Notes	—	—	—
Principal Paid to Noteholders	30,171,678.25	27,856,518.23	36,320,206.45
Amount Paid to Reserve Account to Reach Specified Balance	10,990,272.61	4,565,031.98	—
Other Amounts paid to Trustees	—	—	—

Remaining Available Funds	—	—	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
	April-03	May-03	June-03
A. SUMMARY
	Principal Payment	Principal Payment	Principal Payment

Class A-1 Notes	28,232,170.12	36,890,938.23	404,957.07
Class A-2 Notes	—	—	34,563,001.27
Class A-3 Notes	—	—	—
Class A-4 Notes	—	—	—
Certificates	—	—	—

Total	$28,232,170.12	$36,890,938.23	$34,967,958.34

	Interest Payment	Interest Payment	Interest Payment

Class A-1 Notes	73,109.30	44,480.54	482.97
Class A-2 Notes	597,375.00	597,375.00	597,375.00
Class A-3 Notes	1,071,833.33	1,071,833.33	1,071,833.33
Class A-4 Notes	710,416.67	710,416.67	710,416.67

Total	2,452,734.30	2,424,105.54	2,380,107.97

B. COLLECTIONS AND AVAILABLE FUNDS
Lease Payments Received	24,845,668.07	31,335,430.77	24,296,318.72
Sales Proceeds - Early Terminations	9,957,720.71	12,564,868.74	16,210,618.43
Sales Proceeds - Scheduled Terminations	1,167,246.77	864,069.42	1,759,915.01
Security Deposits for Terminated Accounts	77,775.00	106,800.00	79,600.00
Excess Wear and Tear Received	—	—	—
Excess Mileage Charges Received	—	—	—
Other Recoveries Received	—	1,519.85	747.35

Subtotal: Total Collections	36,048,410.55	44,872,688.78	42,347,199.51

Repurchase Payments	—	—	—
Postmaturity Term Extension	—	—	—
Investment Earnings on Collection Account	—	—	—

Total Available Funds, prior to Servicer Advances	36,048,410.55	44,872,688.78	42,347,199.51

Servicer Advance	—	—	—

Total Available Funds	36,048,410.55	44,872,688.78	42,347,199.51

C. DISTRIBUTIONS
Payment Date Advance Reimbursement	485,625.30	—	—
Servicing Fee:
Servicing Fee Shortfall from Prior Periods	—	—	—
Servicing Fee Due in Current Period	1,213,302.37	1,189,775.57	1,159,033.12
Servicing Fee Shortfall
Administration Fee
Administration Fee Shortfall from Prior Periods	—	—	—
Administration Fee Due in Current Period	5,000.00	5,000.00	5,000.00
Administration Fee Shortfall	—	—	—
Interest Paid to Noteholders
Interest Shortfall from Prior Periods Class A-1 Notes	—	—	—
Interest Shortfall from Prior Periods Class A-2 Notes	—	—	—
Interest Shortfall from Prior Periods Class A-3 Notes	—	—	—
Interest Shortfall from Prior Periods Class A-4 Notes	—	—	—
Interest Due in Current Period Class A-1 Notes	73,109.30	44,480.54	482.97
Interest Due in Current Period Class A-2 Notes	597,375.00	597,375.00	597,375.00
Interest Due in Current Period Class A-3 Notes	1,071,833.33	1,071,833.33	1,071,833.33
Interest Due in Current Period Class A-4 Notes	710,416.67	710,416.67	710,416.67
Interest Shortfall Class A-1 Notes	—	—	—
Interest Shortfall Class A-2 Notes	—	—	—
Interest Shortfall Class A-3 Notes	—	—	—
Interest Shortfall Class A-4 Notes	—	—	—
Principal Paid to Noteholders	28,232,170.12	36,890,938.23	34,967,958.34
Amount Paid to Reserve Account to Reach Specified Balance	3,659,578.46	4,362,869.45	—
Other Amounts paid to Trustees	—	—	—

Remaining Available Funds	—	—	3,835,100.09

Volkswagen Auto Lease Trust 2002-A
SERVICER CERTIFICATE
For the Annual Collection Period ended December 2003

EXHIBIT 99.3

D. CALCULATIONS
	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
	January-03	February-03	March-03
Calculation of Principal Distribution Amount: (Sum of)
a) Targeted Principal Distributable Amount:
For Current Units: Change in Securitization Value	19,586,088.56	17,231,172.53	24,127,626.96
For Current Units: Change in Securitization Value for Advanced Payments	—	—	—
For All Terminated Units: Securitization Value (Beg. of Collection Period)	10,585,589.69	10,625,345.71	12,192,579.49
For Repurchases: Securitization Value (Beg. Of Collection Period)	—	—	—
b) Principal Carryover Shortfall from Preceding Payment Date	—	—	—
c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—	—	—

Principal Distribution Amount before Reserve Account Draw Amount	30,171,678.25	27,856,518.23	36,320,206.45

Remaining Available Funds (Item 40)	41,161,950.87	32,421,550.21	36,320,206.45
Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	—	—	—
Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	—	—	—
Principal Carryover Shortfall (If Item 56 > Item 57 less Item 57, else 0)	—	—	—

Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	30,171,678.25	27,856,518.23	36,320,206.45

Calculation of Servicer Advance:
Available Funds, prior to Servicer Advances (Item 27)	45,023,026.00	36,212,679.07	39,588,161.90
Less: Payment Date Advance Reimbursement (Item 71)	—	—	—
Less: Servicing Fees Paid (Items 32, 33 and 34)	1,291,926.04	1,266,782.98	1,243,569.21
Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00	5,000.00	5,000.00
Less: Interest Paid to Noteholders (Item 39)	2,564,149.09	2,519,345.88	2,505,011.54

Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)	41,161,950.87	32,421,550.21	35,834,581.15
Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)	N/A	N/A	6,262,065.55

Servicer Advance (If Item 66 < Item 54, lesser of Item 66 and Item 67, else 0)	—	—	485,625.30

Reconciliation of Servicer Advance:
Beginning Balance of Servicer Advance	—	—	—
Payment Date Advance Reimbursement	—	—	—
Additional Payment Advances for current period	—	—	485,625.30

Ending Balance of Payment Advance	—	—	485,625.30

E. RESERVE ACCOUNT
Reserve Account Balances:
Specified Reserve Account Balance	64,217,391.30	64,217,391.30	64,217,391.30
Initial Reserve Account Balance	24,456,521.74	24,456,521.74	24,456,521.74
Beginning Reserve Account Balance	42,619,801.02	53,653,384.51	58,262,759.80
Plus: Net Investment Income for the Collection Period	43,310.88	44,343.31	56,493.54

Subtotal: Reserve Fund Available for Distribution	42,663,111.90	53,697,727.82	58,319,253.34
Plus: Deposit of Excess Available Funds	10,990,272.61	4,565,031.98	—
Less: Reserve Account Draw Amount	—	—	—

Subtotal Reserve Account Balance	53,653,384.51	58,262,759.80	58,319,253.34
Less: Excess Reserve Account Funds to Transferor	—	—	—

Equals: Ending Reserve Account Balance	53,653,384.51	58,262,759.80	58,319,253.34

Current Period Net Residual Losses:
Aggregate Securitization Value for Scheduled Terminated Units	274,221.07	328,361.24	1,213,373.46
Less: Aggregate Sales Proceeds for Scheduled Terminated Units	(274,342.58)	(327,339.13)	(1,132,117.92)
Less: Excess Wear and Tear Received	—	—	—
Less: Excess Mileage Received	—	—	—

Current Period Net Residual Losses/(Gains)	(121.51)	1,022.11	81,255.54

Cumulative Net Residual Losses:
Beginning Cumulative Net Residual Losses	—	(121.51)	900.60
Current Period Net Residual Losses (Item 91)	(121.51)	1,022.11	81,255.54

Ending Cumulative Net Residual Losses	(121.51)	900.60	82,156.14

Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value	0.00%	0.00%	0.01%

[Additional columns below]

[Continued from above table, first column(s) repeated]

D. CALCULATIONS
	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
	April-03	May-03	June-03
Calculation of Principal Distribution Amount: (Sum of)
a) Targeted Principal Distributable Amount:
For Current Units: Change in Securitization Value	17,054,116.94	23,051,929.45	17,129,725.64
For Current Units: Change in Securitization Value for Advanced Payments	—	—	—
For All Terminated Units: Securitization Value (Beg. of Collection Period)	11,178,053.17	13,839,008.77	17,838,232.70
For Repurchases: Securitization Value (Beg. Of Collection Period)	—	—	—
b) Principal Carryover Shortfall from Preceding Payment Date	—	—	—
c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—	—	—

Principal Distribution Amount before Reserve Account Draw Amount	28,232,170.12	36,890,938.23	34,967,958.34

Remaining Available Funds (Item 40)	31,891,748.58	41,253,807.68	38,803,058.43
Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	—	—	—
Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	—	—	—
Principal Carryover Shortfall (If Item 56 > Item 57 less Item 57, else 0)	—	—	—

Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	28,232,170.12	36,890,938.23	34,967,958.34

Calculation of Servicer Advance:
Available Funds, prior to Servicer Advances (Item 27)	36,048,410.55	44,872,688.78	42,347,199.51
Less: Payment Date Advance Reimbursement (Item 71)	485,625.30	—	—
Less: Servicing Fees Paid (Items 32, 33 and 34)	1,213,302.37	1,189,775.57	1,159,033.12
Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00	5,000.00	5,000.00
Less: Interest Paid to Noteholders (Item 39)	2,452,734.30	2,424,105.54	2,380,107.97

Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)	31,891,748.58	41,253,807.68	38,803,058.43
Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)	N/A	N/A	N/A

Servicer Advance (If Item 66 < Item 54, lesser of Item 66 and Item 67, else 0)	—	—	—

Reconciliation of Servicer Advance:
Beginning Balance of Servicer Advance	485,625.30
Payment Date Advance Reimbursement	485,625.30
Additional Payment Advances for current period	—	—	—

Ending Balance of Payment Advance	—	—	—

E. RESERVE ACCOUNT
Reserve Account Balances:
Specified Reserve Account Balance	64,217,391.30	64,217,391.30	64,217,391.30
Initial Reserve Account Balance	24,456,521.74	24,456,521.74	24,456,521.74
Beginning Reserve Account Balance	58,319,253.34	62,033,060.92	66,451,579.71
Plus: Net Investment Income for the Collection Period	54,229.12	55,649.34	55,905.68

Subtotal: Reserve Fund Available for Distribution	58,373,482.46	62,088,710.26	66,507,485.39
Plus: Deposit of Excess Available Funds	3,659,578.46	4,362,869.45	—
Less: Reserve Account Draw Amount	—	—	—

Subtotal Reserve Account Balance	62,033,060.92	66,451,579.71	66,507,485.39
Less: Excess Reserve Account Funds to Transferor	—	—	2,290,094.09

Equals: Ending Reserve Account Balance	62,033,060.92	66,451,579.71	64,217,391.30

Current Period Net Residual Losses:
Aggregate Securitization Value for Scheduled Terminated Units	1,306,021.84	1,206,021.06	2,082,410.84
Less: Aggregate Sales Proceeds for Scheduled Terminated Units	(1,206,246.77)	(918,069.42)	(1,772,040.01)
Less: Excess Wear and Tear Received	—	—	—
Less: Excess Mileage Received	—	—	—

Current Period Net Residual Losses/(Gains)	99,775.07	287,951.64	310,370.83

Cumulative Net Residual Losses:
Beginning Cumulative Net Residual Losses	82,156.14	181,931.21	469,882.85
Current Period Net Residual Losses (Item 91)	99,775.07	287,951.64	310,370.83

Ending Cumulative Net Residual Losses	181,931.21	469,882.85	780,253.68

Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value	0.01%	0.03%	0.05%

Volkswagen Auto Lease Trust 2002-A
SERVICER CERTIFICATE
For the Annual Collection Period ended December 2003

Exhibit 99.3

F. POOL STATISTICS

		Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
	Initial	January-03	February-03	March-03
Collateral Pool Balance Data
Aggregate Securitization Value	1,630,434,784	1,520,139,574	1,492,283,056	1,455,962,849
Number of Current Contracts	80,341	78,523	77,959	77,306
Weighted Average Lease Rate	6.50%	6.53%	6.51%	6.52%
Average Remaining Term	29.38	25.34	24.45	23.50
Average Original Term	42.19	42.18	42.19	42.20
		Securitization Value	Securitization Value	Securitization Value
Pool Balance (Securitization Value) - Beginning of Period		1,550,311,252	1,520,139,574	1,492,283,056
Depreciation/Payments		(19,586,089)	(17,231,173)	(24,127,627)
Early Terminations		(10,585,590)	(10,625,346)	(10,979,206)
Scheduled Terminations		-	-	(1,213,373)
Repurchase/Reallocation		-	-	-

Pool Balance - End of Period		1,520,139,574	1,492,283,056	1,455,962,849

Delinquencies Aging Profile - End of Period Securitization Value
Current		1,504,935,045	1,480,254,375	1,443,521,293
31 - 90 Days Delinquent		13,923,669	10,473,294	10,588,706
90+ Days Delinquent		1,280,861	1,555,388	1,852,850

Total		1,520,139,574	1,492,283,056	1,455,962,849

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
	April-03	May-03	June-03
Collateral Pool Balance Data
Aggregate Securitization Value	1,427,730,679	1,390,839,741	1,355,871,783
Number of Current Contracts	76,707	75,949	74,956
Weighted Average Lease Rate	6.51%	6.50%	6.49%
Average Remaining Term	22.61	21.48	20.61
Average Original Term	42.22	42.22	42.24
	Securitization Value	Securitization Value	Securitization Value
Pool Balance (Securitization Value) - Beginning of Period	1,455,962,849	1,427,730,679	1,390,839,741
Depreciation/Payments	(17,054,117)	(23,051,929)	(17,129,726)
Early Terminations	(9,872,031)	(12,632,988)	(15,755,822)
Scheduled Terminations	(1,306,022)	(1,206,021)	(2,082,411)
Repurchase/Reallocation	-	-	-

Pool Balance - End of Period	1,427,730,679	1,390,839,741	1,355,871,783

Delinquencies Aging Profile - End of Period Securitization Value
Current	1,415,423,806	1,379,264,675	1,344,289,599
31 - 90 Days Delinquent	10,437,898	9,913,505	9,702,703
90+ Days Delinquent	1,868,976	1,661,561	1,879,481

Total	1,427,730,679	1,390,839,741	1,355,871,783

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2002-A
SERVICER CERTIFICATE
For the Annual Collection Period ended December 2003

Collection Period Ended:
July-03
A. SUMMARY
Principal Payment

Class A-1 Notes	—
Class A-2 Notes	28,189,460.71
Class A-3 Notes	—
Class A-4 Notes	—
Certificates	—

Total	$28,189,460.71

Interest Payment

Class A-1 Notes	—
Class A-2 Notes	546,394.57
Class A-3 Notes	1,071,833.33
Class A-4 Notes	710,416.67

Total	2,328,644.57

B. COLLECTIONS AND AVAILABLE FUNDS
Lease Payments Received	23,633,783.27
Sales Proceeds - Early Terminations	10,520,389.98
Sales Proceeds - Scheduled Terminations	1,069,724.83
Security Deposits for Terminated Accounts	55,574.00
Excess Wear and Tear Received	9,978.39
Excess Mileage Charges Received	9,817.23
Other Recoveries Received	1,605.21

Subtotal: Total Collections	35,300,872.91

Repurchase Payments	—
Postmaturity Term Extension	—
Investment Earnings on Collection Account	—

Total Available Funds, prior to Servicer Advances	35,300,872.91

Servicer Advance	—

Total Available Funds	35,300,872.91

C. DISTRIBUTIONS
Payment Date Advance Reimbursement	—
Servicing Fee:
Servicing Fee Shortfall from Prior Periods	—
Servicing Fee Due in Current Period	1,129,893.15
Servicing Fee Shortfall
Administration Fee
Administration Fee Shortfall from Prior Periods	—
Administration Fee Due in Current Period	5,000.00
Administration Fee Shortfall	—
Interest Paid to Noteholders
Interest Shortfall from Prior Periods Class A-1 Notes	—
Interest Shortfall from Prior Periods Class A-2 Notes	—
Interest Shortfall from Prior Periods Class A-3 Notes	—
Interest Shortfall from Prior Periods Class A-4 Notes	—
Interest Due in Current Period Class A-1 Notes	—
Interest Due in Current Period Class A-2 Notes	546,394.57
Interest Due in Current Period Class A-3 Notes	1,071,833.33
Interest Due in Current Period Class A-4 Notes	710,416.67
Interest Shortfall Class A-1 Notes	—
Interest Shortfall Class A-2 Notes	—
Interest Shortfall Class A-3 Notes	—
Interest Shortfall Class A-4 Notes	—
Principal Paid to Noteholders	28,189,460.71
Amount Paid to Reserve Account to Reach Specified Balance	—
Other Amounts paid to Trustees	—

Remaining Available Funds	3,647,874.47

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
	August-03	September-03	October-03
A. SUMMARY
	Principal Payment	Principal Payment	Principal Payment

Class A-1 Notes	—	—	—
Class A-2 Notes	43,548,561.65	31,873,213.03	44,909,335.24
Class A-3 Notes	—	—	—
Class A-4 Notes	—	—	—
Certificates	—	—	—

Total	$43,548,561.65	$31,873,213.03	$44,909,335.24

	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due

Class A-1 Notes	—	—	—
Class A-2 Notes	504,815.12	440,580.99	393,568.00
Class A-3 Notes	1,071,833.33	1,071,833.33	1,071,833.33
Class A-4 Notes	710,416.67	710,416.67	710,416.67

Total	2,287,065.12	2,222,830.99	2,175,818.00

B. COLLECTIONS AND AVAILABLE FUNDS
Lease Payments Received	29,683,357.10	22,227,086.42	26,984,166.95
Sales Proceeds - Early Terminations	18,800,338.86	13,868,335.82	22,102,821.41
Sales Proceeds - Scheduled Terminations	2,256,008.83	2,422,444.48	1,514,768.53
Security Deposits for Terminated Accounts	78,700.00	92,250.00	116,491.00
Excess Wear and Tear Received	23,521.31	12,834.95	26,299.14
Excess Mileage Charges Received	61,482.33	39,534.17	41,994.12
Other Recoveries Received	16,741.44	1,870.16	41,951.53

Subtotal: Total Collections	50,920,149.87	38,664,356.00	50,828,492.68

Repurchase Payments	—	—	—
Postmaturity Term Extension	—	—	—
Investment Earnings on Collection Account	—	—	—

Total Available Funds, prior to Servicer Advances	50,920,149.87	38,664,356.00	50,828,492.68

Servicer Advance	—	—	—

Total Available Funds	50,920,149.87	38,664,356.00	50,828,492.68

C. DISTRIBUTIONS
Payment Date Advance Reimbursement	—	—	—
Servicing Fee:
Servicing Fee Shortfall from Prior Periods	—	—	—
Servicing Fee Due in Current Period	1,106,401.93	1,070,111.47	1,043,550.46
Servicing Fee Shortfall
Administration Fee
Administration Fee Shortfall from Prior Periods	—	—	—
Administration Fee Due in Current Period	5,000.00	5,000.00	5,000.00
Administration Fee Shortfall	—	—	—
Interest Paid to Noteholders
Interest Shortfall from Prior Periods Class A-1 Notes	—	—	—
Interest Shortfall from Prior Periods Class A-2 Notes	—	—	—
Interest Shortfall from Prior Periods Class A-3 Notes	—	—	—
Interest Shortfall from Prior Periods Class A-4 Notes	—	—	—
Interest Due in Current Period Class A-1 Notes	—	—	—
Interest Due in Current Period Class A-2 Notes	504,815.12	440,580.99	393,568.00
Interest Due in Current Period Class A-3 Notes	1,071,833.33	1,071,833.33	1,071,833.33
Interest Due in Current Period Class A-4 Notes	710,416.67	710,416.67	710,416.67
Interest Shortfall Class A-1 Notes	—	—	—
Interest Shortfall Class A-2 Notes	—	—	—
Interest Shortfall Class A-3 Notes	—	—	—
Interest Shortfall Class A-4 Notes	—	—	—
Principal Paid to Noteholders	43,548,561.65	31,873,213.03	44,909,335.24
Amount Paid to Reserve Account to Reach Specified Balance	—	—	—
Other Amounts paid to Trustees	—	—	—

Remaining Available Funds	3,973,121.17	3,493,200.51	2,694,788.99

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Collection Period Ended:	Collection Period Ended:
	November-03	December-03	TOTALS
A. SUMMARY
	Principal Payment	Principal Payment	Principal Payment

Class A-1 Notes	—	—	159,876,468.35
Class A-2 Notes	39,531,452.64	45,042,258.77	267,657,283.31
Class A-3 Notes	—	—	—
Class A-4 Notes	—	—	—
Certificates	—	—	—

Total	$39,531,452.64	$45,042,258.77	427,533,751.66

	Interest Pmt Due	Interest Pmt Due	Interest Payment

Class A-1 Notes	—	—	567,704.31
Class A-2 Notes	327,326.73	269,017.84	6,065,953.25
Class A-3 Notes	1,071,833.33	1,071,833.33	12,862,000.00
Class A-4 Notes	710,416.67	710,416.67	8,525,000.00

Total	2,109,576.73	2,051,267.84	28,020,657.57

B. COLLECTIONS AND AVAILABLE FUNDS
Lease Payments Received	22,321,369.81	22,493,580.44	314,404,413.84
Sales Proceeds - Early Terminations	16,800,471.43	19,031,606.73	172,228,322.33
Sales Proceeds - Scheduled Terminations	3,670,174.78	6,017,004.80	22,475,157.08
Security Deposits for Terminated Accounts	140,624.00	176,365.00	1,040,568.00
Excess Wear and Tear Received	21,472.60	38,789.76	132,896.15
Excess Mileage Charges Received	23,193.34	67,735.57	243,756.76
Other Recoveries Received	569,966.29	—	653,277.66

Subtotal: Total Collections	43,547,272.25	47,825,082.30	511,178,391.82

Repurchase Payments	—	—	—
Postmaturity Term Extension	—	—	—
Investment Earnings on Collection Account	—	—	—

Total Available Funds, prior to Servicer Advances	43,547,272.25	47,825,082.30	511,178,391.82

Servicer Advance	—	246,627.45	732,252.75

Total Available Funds	43,547,272.25	48,071,709.75	511,910,644.57

C. DISTRIBUTIONS
Payment Date Advance Reimbursement	—	—	485,625.30
Servicing Fee:
Servicing Fee Shortfall from Prior Periods	—	—	—
Servicing Fee Due in Current Period	1,006,126.01	973,183.13	13,693,655.44
Servicing Fee Shortfall
Administration Fee
Administration Fee Shortfall from Prior Periods	—	—	—
Administration Fee Due in Current Period	5,000.00	5,000.00	60,000.00
Administration Fee Shortfall	—	—	—
Interest Paid to Noteholders
Interest Shortfall from Prior Periods Class A-1 Notes	—	—	—
Interest Shortfall from Prior Periods Class A-2 Notes	—	—	—
Interest Shortfall from Prior Periods Class A-3 Notes	—	—	—
Interest Shortfall from Prior Periods Class A-4 Notes	—	—	—
Interest Due in Current Period Class A-1 Notes	—	—	567,704.31
Interest Due in Current Period Class A-2 Notes	327,326.73	269,017.84	6,065,953.25
Interest Due in Current Period Class A-3 Notes	1,071,833.33	1,071,833.33	12,862,000.00
Interest Due in Current Period Class A-4 Notes	710,416.67	710,416.67	8,525,000.00
Interest Shortfall Class A-1 Notes	—	—	—
Interest Shortfall Class A-2 Notes	—	—	—
Interest Shortfall Class A-3 Notes	—	—	—
Interest Shortfall Class A-4 Notes	—	—	—
Principal Paid to Noteholders	39,531,452.64	45,042,258.77	427,533,751.66
Amount Paid to Reserve Account to Reach Specified Balance	—	—	23,577,752.51
Other Amounts paid to Trustees	—	—	—

Remaining Available Funds	895,116.87	—	18,539,202.10

Volkswagen Auto Lease Trust 2002-A SERVICER CERTIFICATE For the Annual Collection Period ended December 2003	EXHIBIT 99.3

	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
	July-03	August-03	September-03	October-03
D. CALCULATIONS
Calculation of Principal Distribution Amount: (Sum of)
a) Targeted Principal Distributable Amount:
For Current Units: Change in Securitization Value	16,715,668.50	22,393,842.37	15,981,139.28	20,224,992.54
For Current Units: Change in Securitization Value for Advanced Payments	—	—	—	—
For All Terminated Units: Securitization Value (Beg. of Collection Period)	11,473,792.21	21,154,719.28	15,892,073.75	24,684,342.70
For Repurchases: Securitization Value (Beg. Of Collection Period)	—	—	—	—
b) Principal Carryover Shortfall from Preceding Payment Date	—	—	—	—
c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—	—	—	—

Principal Distribution Amount before Reserve Account Draw Amount	28,189,460.71	43,548,561.65	31,873,213.03	44,909,335.24

Remaining Available Funds (Item 40)	31,837,335.19	47,521,682.82	35,366,413.54	47,604,124.22
Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	—	—	—	—
Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	—	—	—	—
Principal Carryover Shortfall (If Item 56 > Item 57 less Item 57, else 0)	—	—	—	—

Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	28,189,460.71	43,548,561.65	31,873,213.03	44,909,335.24

Calculation of Servicer Advance:
Available Funds, prior to Servicer Advances (Item 27)	35,300,872.91	50,920,149.87	38,664,356.00	50,828,492.68
Less: Payment Date Advance Reimbursement (Item 71)	—	—	—	—
Less: Servicing Fees Paid (Items 32, 33 and 34)	1,129,893.15	1,106,401.93	1,070,111.47	1,043,550.46
Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00	5,000.00	5,000.00	5,000.00
Less: Interest Paid to Noteholders (Item 39)	2,328,644.57	2,287,065.12	2,222,830.99	2,175,818.00

Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)	31,837,335.19	47,521,682.82	35,366,413.54	47,604,124.22
Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)	N/A	N/A	N/A	N/A

Servicer Advance (If Item 66 < Item 54, lesser of Item 66 and Item 67, else 0)	—	—	—	—

Reconciliation of Servicer Advance:
Beginning Balance of Servicer Advance
Payment Date Advance Reimbursement
Additional Payment Advances for current period	—	—	—	—

Ending Balance of Payment Advance	—	—	—	—

E. RESERVE ACCOUNT
Reserve Account Balances:
Specified Reserve Account Balance	64,217,391.30	64,217,391.30	64,217,391.30	64,217,391.30
Initial Reserve Account Balance	24,456,521.74	24,456,521.74	24,456,521.74	24,456,521.74
Beginning Reserve Account Balance	64,217,391.30	64,217,391.30	64,217,391.30	64,217,391.30
Plus: Net Investment Income for the Collection Period	53,487.79	50,825.95	48,289.54	49,886.51

Subtotal: Reserve Fund Available for Distribution	64,270,879.09	64,268,217.25	64,265,680.84	64,267,277.81
Plus: Deposit of Excess Available Funds	—	—	—	—
Less: Reserve Account Draw Amount	—	—	—	—

Subtotal Reserve Account Balance	64,270,879.09	64,268,217.25	64,265,680.84	64,267,277.81
Less: Excess Reserve Account Funds to Transferor	53,487.79	50,825.95	48,289.54	49,886.51

Equals: Ending Reserve Account Balance	64,217,391.30	64,217,391.30	64,217,391.30	64,217,391.30

Current Period Net Residual Losses:
Aggregate Securitization Value for Scheduled Terminated Units	1,155,028.14	2,498,602.42	2,557,519.57	1,533,011.72
Less: Aggregate Sales Proceeds for Scheduled Terminated Units	(1,083,223.83)	(2,271,133.83)	(2,444,619.48)	(1,528,118.53)
Less: Excess Wear and Tear Received	(9,978.39)	(23,521.31)	(12,834.95)	(26,299.14)
Less: Excess Mileage Received	(9,817.23)	(61,482.33)	(39,534.17)	(41,994.12)

Current Period Net Residual Losses/(Gains)	52,008.69	142,464.95	60,530.97	(63,400.07)

Cumulative Net Residual Losses:
Beginning Cumulative Net Residual Losses	780,253.68	832,262.37	974,727.32	1,035,258.29
Current Period Net Residual Losses (Item 91)	52,008.69	142,464.95	60,530.97	(63,400.07)

Ending Cumulative Net Residual Losses	832,262.37	974,727.32	1,035,258.29	971,858.22

Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value	0.05%	0.06%	0.06%	0.06%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Collection Period Ended:	Collection Period Ended:
	November-03	December-03	TOTALS
D. CALCULATIONS
Calculation of Principal Distribution Amount: (Sum of)
a) Targeted Principal Distributable Amount:
For Current Units: Change in Securitization Value	14,887,582.65	15,409,175.49	223,793,060.92
For Current Units: Change in Securitization Value for Advanced Payments	—	—	—
For All Terminated Units: Securitization Value (Beg. of Collection Period)	24,643,869.98	29,633,083.28	203,740,690.74
For Repurchases: Securitization Value (Beg. Of Collection Period)	—	—	—
b) Principal Carryover Shortfall from Preceding Payment Date	—	—	—
c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—	—	—

Principal Distribution Amount before Reserve Account Draw Amount	39,531,452.64	45,042,258.77	427,533,751.66

Remaining Available Funds (Item 40)	40,426,569.51	45,042,258.77	469,650,706.26
Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	—	—	—
Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	—	—	—
Principal Carryover Shortfall (If Item 56 > Item 57 less Item 57, else 0)	—	—	—

Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	39,531,452.64	45,042,258.77	427,533,751.66

Calculation of Servicer Advance:
Available Funds, prior to Servicer Advances (Item 27)	43,547,272.25	47,825,082.30
Less: Payment Date Advance Reimbursement (Item 71)	—	—
Less: Servicing Fees Paid (Items 32, 33 and 34)	1,006,126.01	973,183.13
Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00	5,000.00
Less: Interest Paid to Noteholders (Item 39)	2,109,576.73	2,051,267.84

Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)	40,426,569.51	44,795,631.33
Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)	N/A	4,115,064.69

Servicer Advance (If Item 66 < Item 54, lesser of Item 66 and Item 67, else 0)	—	246,627.45	732,252.75

Reconciliation of Servicer Advance:
Beginning Balance of Servicer Advance			—
Payment Date Advance Reimbursement			485,625.30
Additional Payment Advances for current period	—	246,627.45	732,252.75

Ending Balance of Payment Advance	—	246,627.45	246,627.45

E. RESERVE ACCOUNT
Reserve Account Balances:
Specified Reserve Account Balance	64,217,391.30	64,217,391.30	64,217,391.30
Initial Reserve Account Balance	24,456,521.74	24,456,521.74	24,456,521.74
Beginning Reserve Account Balance	64,217,391.30	64,217,391.30	42,619,801.02
Plus: Net Investment Income for the Collection Period	48,591.83	51,134.01	612,147.50

Subtotal: Reserve Fund Available for Distribution	64,265,983.13	64,268,525.31	43,231,948.52
Plus: Deposit of Excess Available Funds	—	—	23,577,752.51
Less: Reserve Account Draw Amount	—	—	—

Subtotal Reserve Account Balance	64,265,983.13	64,268,525.31	66,809,701.02
Less: Excess Reserve Account Funds to Transferor	48,591.83	51,134.01	2,592,309.72

Equals: Ending Reserve Account Balance	64,217,391.30	64,217,391.30	64,217,391.30

Current Period Net Residual Losses:
Aggregate Securitization Value for Scheduled Terminated Units	4,233,994.35	6,995,843.17	25,384,408.88
Less: Aggregate Sales Proceeds for Scheduled Terminated Units	(3,695,349.78)	(6,072,179.80)	(22,724,781.08)
Less: Excess Wear and Tear Received	(21,472.60)	(38,789.76)	(132,896.15)
Less: Excess Mileage Received	(23,193.34)	(67,735.57)	(243,756.76)

Current Period Net Residual Losses/(Gains)	493,978.63	817,138.04	2,282,974.89

Cumulative Net Residual Losses:
Beginning Cumulative Net Residual Losses	971,858.22	1,465,836.85	—
Current Period Net Residual Losses (Item 91)	493,978.63	817,138.04	2,282,974.89

Ending Cumulative Net Residual Losses	1,465,836.85	2,282,974.89	2,282,974.89

Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value	0.09%	0.14%	0.14%

Volkswagen Auto Lease Trust 2002-A SERVICER CERTIFICATE For the Annual Collection Period ended December 2003	EXHIBIT 99.3

		Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
	Initial	July-03	August-03	September-03
F. POOL STATISTICS
Collateral Pool Balance Data
Aggregate Securitization Value		1,327,682,322	1,284,133,760	1,252,260,547
Number of Current Contracts		74,299	73,055	72,061
Weighted Average Lease Rate		6.49%	6.47%	6.46%
Average Remaining Term		19.73	18.64	17.81
Average Original Term		42.25	42.27	42.28
		Securitization Value	Securitization Value	Securitization Value

Pool Balance (Securitization Value) - Beginning of Period		1,355,871,783	1,327,682,322	1,284,133,760
Depreciation/Payments		(16,715,669)	(22,393,842)	(15,981,139)
Early Terminations		(10,318,764)	(18,656,117)	(13,334,554)
Scheduled Terminations		(1,155,028)	(2,498,602)	(2,557,520)
Repurchase/Reallocation		—	—	—

Pool Balance - End of Period		1,327,682,322	1,284,133,760	1,252,260,547

Delinquencies Aging Profile - End of Period Securitization Value
Current		1,315,224,844	1,270,761,617	1,237,539,499
31 - 90 Days Delinquent		10,335,701	11,770,581	12,635,433
90+ Days Delinquent		2,121,777	1,601,562	2,085,616

Total		1,327,682,322	1,284,133,760	1,252,260,547

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
	October-03	November-03	December-03	TOTALS
F. POOL STATISTICS
Collateral Pool Balance Data
Aggregate Securitization Value	1,207,351,212	1,167,819,759	1,122,777,501
Number of Current Contracts	70,498	68,849	66,901
Weighted Average Lease Rate	6.45%	6.43%	6.42%
Average Remaining Term	16.84	16.13	15.44
Average Original Term	42.33	42.40	42.50
	Securitization Value	Securitization Value	Securitization Value

Pool Balance (Securitization Value) - Beginning of Period	1,252,260,547	1,207,351,212	1,167,819,759	1,550,311,252
Depreciation/Payments	(20,224,993)	(14,887,583)	(15,409,175)	(223,793,061)
Early Terminations	(23,151,331)	(20,409,876)	(22,637,240)	(178,958,864)
Scheduled Terminations	(1,533,012)	(4,233,994)	(6,995,843)	(24,781,827)
Repurchase/Reallocation	—	—	—	—

Pool Balance - End of Period	1,207,351,212	1,167,819,759	1,122,777,501	1,122,777,501

Delinquencies Aging Profile - End of Period Securitization Value
Current	1,182,841,264	1,151,407,634	1,106,048,719
31 - 90 Days Delinquent	22,458,993	14,457,272	14,439,689
90+ Days Delinquent	2,050,955	1,954,853	2,289,092

Total	1,207,351,212	1,167,819,759	1,122,777,501